UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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LIBERTY ALL-STAR EQUITY FUND

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.

Attn: Tane Tyler

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

August 29, 2013

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meetings of Shareholders of the Funds will be held at One Financial Center, 15th Floor, Boston, Massachusetts, on August 29, 2013 at 9:00 a.m. Eastern time (Equity Fund) and at 10:00 a.m. Eastern time (Growth Fund). The purpose of the 2013 Annual Meetings is to consider and act upon the following matters:

1.	To elect three Trustees of the Equity Fund;

2.	To elect two Directors of the Growth Fund; and

3.	To transact such other business as may properly come before the 2013 Annual Meetings or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on June 14, 2013 as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the 2013 Annual Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL(S).

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund

William R. Parmentier, Jr.

President of the Funds

YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2013 Annual Meetings. We urge you, whether or not you expect to attend the 2013 Annual Meetings in person, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposals or the voting instructions, please call 1-800-241-1850.

Important Notice Regarding Availability of Proxy Materials for the 2013 Annual Meetings to be held on August 29, 2013: An electronic copy of this proxy statement and the annual reports are available at www.all-starfunds.com.

June 28, 2013

LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(collectively, the “Funds”)

PROXY STATEMENT

ANNUAL MEETINGS OF SHAREHOLDERS

August 29, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds (the “Boards”) to be used at the Annual Meetings of Shareholders of the Funds to be held at One Financial Center, 15th Floor, Boston, Massachusetts, at 9:00 a.m. Eastern time (Equity Fund) and at 10:00 a.m. Eastern time (Growth Fund) and at any adjournments thereof (such meetings and any adjournments being referred to collectively as the “Meetings”). Shareholders of record on June 14, 2013 are eligible to vote at the Meetings.

The solicitation of proxies for use at the Meetings are being made by the Funds by the mailing on or about June 28, 2013, of the Notice of Annual Meetings of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meetings will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meetings are being held to vote on the matters described below:

Equity Fund: Elect Three Trustees to the Board to a three-year term

Growth Fund: Elect Two Directors to the Board to a three-year term

PROPOSALS 1 and 2. ELECTION OF TRUSTEES AND DIRECTORS

Introduction

Each Fund’s Board provides broad supervision over the affairs of each Fund. AAI is responsible for the investment management of the Funds’ assets and AAI’s affiliate, ALPS Fund Services, Inc. (“AFS”), provides a variety of administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund’s Board is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meetings of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure

Richard W. Lowry	Trustee since 1986, Chairman since 2004	Tenure to end 2016

John J. Neuhauser	Trustee since 1998	Tenure to end 2016

Richard C. Rantzow	Trustee since 2006	Tenure to end 2016

Growth Fund

Nominee	Title	Tenure

George R. Gaspari	Director since 2006	Tenure to end 2016

Richard W. Lowry	Director since 1994, Chairman since 2004	Tenure to end 2016

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee and/or Director following the Meetings and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the Meetings, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

The Boards of Funds

The Funds are governed by their respective Boards. The Boards are responsible for and oversee the overall management and operations of the Funds, which includes the general oversight and review of each of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts for the Equity Fund and the State of Maryland for the Growth Fund, as well as each Fund’s stated investment objective and policies. The Boards oversee each of the Fund’s officers and service providers, including AAI, which is responsible for the management of the Funds’ day-to-day operations based on policies and agreements reviewed and approved by the Boards. In carrying out these responsibilities, the Boards regularly interact with and receive reports from senior personnel of service providers, including AAI’s investment personnel and the Funds’ Chief Compliance Officer (“CCO”). The Boards also are assisted by the Funds’ independent registered public accounting firm (“Auditors”) (who report directly to each Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Boards.

The Board’s Risk Oversight Responsibilities

Consistent with their responsibility for oversight of the Funds, the Boards oversee the management of risks relating to the administration and operation of the Funds. AAI, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Boards, in the exercise of their reasonable business judgment, also separately consider potential risks that may impact the Funds. The Boards perform this risk management oversight directly and, as to certain matters, through the Audit Committee and through the board members who are not “interested persons” of the Funds (“Independent Trustees/Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). The following provides an overview of the principal, but not all, aspects of the Boards’ oversight of risk management for the Funds.

In general, the Funds’ risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Boards have adopted, and periodically review, policies and procedures designed to address these and other risks to the Funds. In addition, under the general oversight of the Boards, AAI and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Funds’ Manager, oversees and regularly monitors the investments, operations and compliance of the Funds’ investment sub-advisors (referred to herein as “Portfolio Managers”).

The Boards also oversee risk management of the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons. Senior officers of the Funds, senior officers of AAI, and the Funds’ CCO regularly report to the Boards on a range of matters, including those relating to risk management. The Boards also regularly receive reports from AAI with respect to the investments and securities trading activities of the Funds, as well as the premium or discount to net asset value at which the Funds’ shares are trading on the New York Stock Exchange (“NYSE”). In addition to regular reports from AAI, the Boards receive reports regarding other service providers to the Funds, either directly or through AAI or the Funds’ CCO, on a periodic or regular basis. At least annually, the Boards receive a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Boards receive reports, presentations and other information from AAI in connection with the Boards’ consideration of the renewal of the Funds’ agreements with AAI and the Portfolio Managers.

Senior officers of the Funds and senior officers of AAI also report regularly to each Funds’ Audit Committee on valuation matters and on the Funds’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committees receive regular reports from the Funds’ Auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees/Directors meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

Board Structure and Related Matters

The 1940 Act requires that at least 40% of the Equity Fund’s Trustees and the Growth Fund’s Directors be Independent Trustees/Directors. In addition, to rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Board must be composed of Independent Trustees/Directors. Currently, six of each of the Fund’s seven Trustees or Directors are Independent Trustees/Directors. Richard W. Lowry, an Independent Trustee/Director, serves as Chairman of each Board. The Chairman’s responsibilities include presiding at all meetings of the Boards and serving as a liaison with other Trustees/Directors, the Funds’ officers and other management personnel, and counsel to the Funds. The Chairman also performs such other duties as the Boards may from time to time determine.

The Trustees/Directors discharge their responsibilities collectively as a Board, as well as through the Audit Committee, which operates pursuant to a charter approved by each Board. As summarized below, the Audit

Committee oversees specific matters related to oversight of the Funds’ Auditors. The members and responsibilities of each Board committee are summarized below.

Each Board periodically evaluate its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Chairman position, is appropriate for the Funds in light of, among other factors, each Fund’s asset size and nature of its operations, and the Board’s responsibilities. The Boards also believe that the fact that the Chairman is not affiliated with AAI is appropriate in light of the services that AAI and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships. On an annual basis, the Boards and the Audit Committees conduct a self-evaluation that considers, among other matters, whether the Boards and the Audit Committees are functioning effectively and whether, given the size and composition of the Boards and the Audit Committees, the Trustees/Directors are able to effectively oversee the Funds.

The Boards hold four regularly scheduled in-person meetings each year. The Boards may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees/Directors also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The table below sets forth the names, addresses and ages of the Trustees/Directors of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (AGE) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Independent Trustees/Directors
John A. Benning (Age 78)	Trustee Since 2002, Term expires 2015	Director Since 2002; Term expires 2014	Retired since December, 1999	2	None
Thomas W. Brock (Age 66)	Trustee Since 2005, Term expires 2014	Director Since 2005; Term Expires 2015	Former Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Director, Silver Bay Realty (December 2012 – present); Director and Chairman Stone Harbor Investment Funds (2007-2012)
George R. Gaspari (Age 73)	Trustee Since 2006, Term Expires 2014	Director Since 2006, Term Expires 2013	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999)

Richard W. Lowry (Age 77)	Trustee Since 1986, Term expires 2013 Chairman since 2004	Director Since 1994; Term Expires 2013 Chairman since 2004	Private Investor since August 1987	2	None
John J. Neuhauser (Age 70)	Trustee Since 1998, Term Expires 2013	Director Since 1998; Term Expires 2015	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (since 1985)
Richard C. Rantzow (Age 74)	Trustee Since 2006, Term expires 2013	Director Since 2006, Term expires 2014	Retired; Chairman of the Board of First Funds (from 1992 to July 2006)	2	Director, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006)
Interested Trustee/Director
Edmund J. Burke (Age 52)***	Trustee Since 2006, Term expires 2015	Director Since 2006, Term expires 2015	President of ALPS, a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisers (since 2001), and ALPS Distributors, Inc. (since 2000) and ALPS Fund Services, Inc., (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005)	2	President (since 2006), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global

Opportunities Fund (since 2006). Formerly President, Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.

*The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

** The Fund Complex consists of two funds, the Equity Fund and the Growth Fund. As of December 18, 2006, the Equity Fund and the Growth Fund became part of the ALPS Advisors, Inc. fund complex (“ALPS Complex”). As of March 31, 2013, the ALPS Complex consisted of 24 investment companies.

***Mr. Burke is an “interested person” of the Funds, as defined in the 1940 Act, because he is an officer of ALPS Holdings, Inc. and a Director of ALPS Advisors, Inc. and ALPS Fund Services, Inc.

The Boards believe that the significance of each Trustee’s/Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee/Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee/Director, or particular factor, being indicative of board effectiveness. In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee/Director, the following provides further information about the qualifications and experience of each Trustee/Director.

John A. Benning: Mr. Benning has extensive experience in the investment management business, as senior vice president, general counsel and secretary of a financial services company that provides investment management services, including mutual fund, private capital management and institutional asset management services, and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Thomas W. Brock: Mr. Brock has extensive investment management and organizational management experience as chief executive officer of an SEC-registered investment advisor, chairman and trustee of an open-end investment company, adjunct graduate business school professor and several years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Edmund J. Burke: Mr. Burke has extensive management and operational experience in the investment management industry as chief executive officer and president of AAI’s parent company, a financial services holding company, a director of AAI and certain of its affiliated companies, trustee, chairman and president of an open-end investment company, trustee and president of closed-end investment companies and several years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

George R. Gaspari: Mr. Gaspari has significant investment management and financial markets experience as a director and chairman of exchange-traded funds, a financial services consultant and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Richard W. Lowry: Mr. Lowry has significant investment management and financial markets experience as a private investor and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

John J. Neuhauser: Dr. Neuhauser has extensive investment management experience as an investment company trustee and executive management experience in higher education as a university president, vice president, dean and professor and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Richard C. Rantzow: Mr. Rantzow has extensive financial accounting experience, having spent nearly 30 years at a major independent public accounting firm, including as an audit partner and managing partner, and investment management experience as chairman of an open-end investment company, trustee and audit committee chairman of closed-end investment companies, and several years of service as a Director of the Growth Fund, a Trustee of the Equity Fund and Chairman of the Audit Committee for the Growth Fund and Equity Fund.

During 2012, the Boards held seven meetings, and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly by the Funds. All sitting Trustees/Directors were present at all meetings, with the exception of one Trustee/Director who was unable to attend the Funds’ Audit Committee Meeting in August 2012. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds’ 2012 annual shareholder meetings.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to the Funds’ Boards or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1100, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of the Funds.

Audit Committee

The Funds have separately designated Audit Committees. Messrs. Benning, Brock, Gaspari, Lowry, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund’s Audit Committee is comprised only of Board members who are “independent” (as defined in the New York Stock Exchange (NYSE) Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not “interested persons” (as defined in the 1940 Act) of the Fund. Each Board has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and that one of its members has prior accounting experience or related financial management expertise.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers, and methods of operation. A copy of the Audit Committee Charter is available on the Funds’ website at www.all-starfunds.com. The principal functions of each Audit Committee is to assist Board oversight of: (1) the integrity of the Funds’ financial statements, (2) the Funds’ compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the Auditors), (4) the performance of AAI’s internal audit function, and (5) the performance of the Auditors. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

The Audit Committee of each Fund has submitted the following report:

At a meeting of the Audit Committee on February 21, 2013, the Audit Committee: (i) reviewed and discussed with management the Funds’ audited financial statements for the most recently completed fiscal year; (ii) discussed with Deloitte & Touche LLP (“D&T”) the matters required to be discussed by Statement on Auditing Standards No. 114 and (iii) has received from D&T the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the Audit Committee concerning independence, and has discussed with D&T its independence and satisfied itself as to D&T’s independence.

Members of the Audit Committee are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committee may rely without independent verification on the information provided and the representations made to them by management and D&T.

Based upon its review and discussion, and subject to the limitations on the role and responsibilities of the Audit Committee set forth above and in the Audit Committee’s charter, the Audit Committees recommended to the Board of Trustees/Directors that the audited financial statements for the Funds be included in the Funds’ Annual Report to shareholders.

John A. Benning Thomas W. Brock George R. Gaspari	Richard W. Lowry John J. Neuhauser Richard C. Rantzow

Nomination Information

Neither Fund has a nominating or compensation committee. The Boards do not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees/Directors serving on the Board of each Fund.

When necessary or appropriate, the Independent Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either Fund has adopted a charter. Independent Trustees/Directors are nominated only by the ad hoc nominating committee.

The Independent Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Independent Trustees/Directors, Fund management, Fund shareholders and other persons or entities. Although the Funds do not have a formal policy, shareholders of a Fund who wish to nominate a candidate to be considered by a Fund’s Board or an ad hoc nominating committee of the Board may send information regarding prospective candidates to the Funds’ Secretary at 1290 Broadway, Suite 1100, Denver, CO 80203. Pursuant to each Fund’s Restated By-Laws, shareholders who wish to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Funds and be entitled to vote on the nominee at the time notice is given. A shareholder notice must set forth all the information required in the applicable provisions of the By-Laws, including evidence of the shareholders’ Fund ownership, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” under the 1940 Act in relation to the Fund, and such other information as may be helpful to the Independent Trustees/Directors in evaluating the candidate. All information packages regarding a candidate that are satisfactorily completed in accordance with the Fund’s By-Laws will be forwarded to a Independent Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. During periods when the Independent Trustees/Directors are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

The Independent Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. When considering prospective nominees, the Independent Trustees/Directors may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Independent Trustees/Directors may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees/Directors, independence from the Funds’ investment advisor, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Independent Trustees/Directors will evaluate whether a candidate is an “interested person” under the 1940 Act. The Independent Trustees/Directors also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs. In considering nominees, the Independent Trustees/Directors also consider the diversity of the Board with respect to professional experience, education, skill and viewpoint.

The Independent Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Independent Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Independent Trustees/Directors would be arranged. If the Independent Trustees/Directors, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The following table shows, for the fiscal year ended December 31, 2012, the compensation received from each Fund by the Trustees/Directors, and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

Independent Trustees/Directors	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex
John A. Benning	$32,350	$11,150	$43,500
Thomas W. Brock	$28,972	$10,028	$39,000
George R. Gaspari	$32,350	$11,150	$43,500
Richard W. Lowry	$43,687	$14,813	$58,500
John J. Neuhauser	$30,600	$9,400	$40,000
Richard C. Rantzow	$34,379	$10,621	$45,000

Interested Trustee/Director
Edmund J. Burke	$0	$0	$0

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2012 (i) in each of the Funds, and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/Director	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Family of Investment Companies*
Independent Trustees/Directors
John A. Benning	Over $100,000	$10,001 - $50,000	Over $100,000
Thomas W. Brock	Over $100,000	$50,001 - $100,000	Over $100,000
George R. Gaspari	$1 - $10,000	$1 - $10,000	$1 - $10,000
Richard W. Lowry	Over $100,000	$1 - $10,000	Over $100,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	$1 - $10,000
Richard C. Rantzow	$10,001 - $50,000	$1 - $10,000	$10,001 - $50,000
Interested Trustee/Director
Edmund J. Burke	None	None	None

*The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

The Trustees/Directors and named executive officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of December 31, 2012.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director sold securities exceeding 1% of the outstanding securities of any class of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2012, no Independent Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of another investment adviser or Portfolio Manager of either of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

During the past five calendar years, Mr. Richard Lowry and Mr. John Benning (Trustees/Directors of the Funds) have had a material interest in a trust (approximately $5.037 million and $1.872 million, respectively, as of December 31, 2012), which owns units of a limited partnership whose investments are managed by M.A. Weatherbie, a Portfolio Manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE IN PROPOSALS 1 and 2.

OTHER BUSINESS

The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

Principal Officers

Each person listed below serves as an officer of the Funds. The Board elects the Funds’ officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Age) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (Age 60)	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006).
Mark T. Haley, CFA (Age 48)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006). Vice President, Banc of America Investment Advisors (1999-2006).
Edmund J. Burke (Age 52)	Vice President	2006	President of ALPS, a DST Company (since November 2011); CEO and a Director of ALPS Holdings, Inc. (since 2005), Director of ALPS Advisors (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.
Kimberly R. Storms (Age 40)	Treasurer	2013	Director of Fund Administration and Senior Vice President of ALPS

			Fund Services, Inc. Ms. Storms is currently Treasurer of ALPS ETF Trust and BPV Family of Funds; Chief Financial Officer of Arbitrage Funds; and Assistant Treasurer of Financial Investors Trust. She was previously Assistant Treasurer of the Clough Global Equity Fund, the Clough Global Allocation Fund, the Clough Global Opportunities Fund, the Reaves Utility Income Fund, the Liberty All-Star Equity Fund and the Liberty All-Star Growth Fund, Inc.. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims.
Melanie Zimdars (Age 36)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to

February 2007. Ms. Zimdars is currently the CCO for ALPS Variable Investment Trust, ALPS ETF Trust, EGA Emerging Global Shares Trust and BPV Family of Funds.

Tané T. Tyler (Age 47)	Secretary	2011	Senior Vice President, General Counsel and Secretary of ALPS Holdings, Inc; ALPS Advisors, Inc.; ALPS Distributors, Inc. and ALPS Fund Services, Inc. Ms. Tyler joined ALPS in 2004. She also serves as Secretary of the ALPS ETF Trust since December 2008. She also served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006. She was previously Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004 and Vice President and Assistant General

Counsel, INVESCO Funds from September 1991 to December 2003.
Alex J. Marks (Age 39)	Assistant Secretary	2011	Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks also served as an employee of ALPS Funds Services, Inc. from July 2006 to September 2010. Mr. Marks was previously Secretary of the Financial Investors Variable Insurance Trust from December 2008 to June 2010.

*The address of each officer is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203

MANAGEMENT

ALPS Advisors, Inc. (“AAI”), 1290 Broadway, Suite 1100, Denver, CO 80203, is the Funds’ investment advisor. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds’ multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds’ assets, subject to the Funds’ investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and currently two for the Growth Fund) for appointment as Portfolio Managers of the Funds. ALPS Fund Services, Inc. (AFS), 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds’ current Portfolio Managers are as follows:

Equity Fund

Cornerstone Capital Management LLC

3600 Minnesota Dr.

Edina, MN 55435

Matrix Asset Advisors, Inc.

747 Third Avenue

New York, NY 10017

Pzena Investment Management, LLC

120 West 45th Street

New York, NY 10036

Schneider Capital Management Corporation

460 East Swedesford Road

Wayne, PA 19087

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, CA 90017

Growth Fund M.A. Weatherbie & Co., Inc. 265 Franklin Street Boston, MA 02110 TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

Portfolio Transactions and Brokerage

Each of the Funds’ Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the

Portfolio Managers is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Funds) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Funds and AAI, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with each of the Funds’ Portfolio Managers as to the amounts of the Funds’ portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the 1940 Act. For the fiscal year ended December 31, 2012, the Funds did not pay commissions to any affiliated broker.

On February 15, 2000, the Securities and Exchange Commission (the “SEC”) issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds. The Funds currently rely on Rule 17a-10 under the 1940 Act rather than this exemptive relief.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards have selected Deloitte & Touche LLP (“D&T”) as independent registered public accountants. D&T serves as the Auditors for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds. Representatives of D&T are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s Auditor to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the Auditor.

The Funds’ Audit Committees have adopted a Policy for Engagement of Auditors for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Funds’ Auditors to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the Auditors. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the applicable Audit Committee at its next regular meeting. The Audit Committees’ responsibilities with respect to the pre-approval of services performed by the Auditors may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Fund Administration to submit to the Audit Committees, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund’s Audit Committee is in agreement with the specific types of services that the Auditors will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees charged by D&T for the fiscal year ended December 31, 2011, and 2012 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)

Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”

(iii)

Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by D&T other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

During the Funds’ fiscal years ended December 31, 2011 and 2012, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by D&T were pre-approved by each Fund’s Audit Committee.

	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non- Audit Fees (Audit Related + Tax Fees)
Equity Fund	2011	$41,000	$0	$3,685	$0	$3,685
	2012	$41,000	$0	$3,790	$0	$3,790
Growth Fund	2011	$24,700	$0	$3,685	$0	$3,685
	2012	$24,700	$0	$3,790	$0	$3,790
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2011 2012	$0 $0	$0 $0	$0 $0	$0 $0	$0 $0

AAI & AAI Affiliates (relating directly to the operating financial reporting of the Growth Fund)	2011 2012	$0 $0	$0 $0	$0 $0	$0 $0	$0 $0

Each Fund’s Audit Committee has determined that the provision by D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of D&T as the Fund’s Auditors. All services provided by D&T to a Fund for 2011 and 2012 that were required to be pre-approved by the Audit Committees were pre-approved.

INFORMATION ABOUT THE MEETING

Each proxy solicited by the Boards which is properly executed and returned in time to be voted at the Meetings will be voted at the Meetings in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposals 1 and 2. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meetings and voting in person.

For each Fund, a majority of the shares outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

Required Vote. Only shareholders of record of a Fund on June 14, 2013 may vote. Each nominee will be voted on separately. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two persons who receive a majority of the votes entitled to be cast at the Meeting will be elected.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. The approval of the Proposal with respect to the Growth Fund is based on the number of shares represented in person or by proxy at the Meeting and entitled to vote. Therefore, abstentions and broker non-votes will effectively be a vote against each Growth Fund Proposal. “Broker non-votes” occur where: (i) shares represented at the Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

The Chairman or the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

All shareholders of record of a Fund on June 14, 2013 are entitled to one vote for each share held. As of the record date, there were 186,370,843 outstanding shares of beneficial interest of Equity Fund and 23,175,491 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the record date for the Meetings, as of June 14, 2013, the following persons were known to own more than 5% of the outstanding securities of the Funds:

Equity Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
	First Clearing, LLC R4057-016 PO Box 50015 Roanoke, VA 24040-5015	38,683,225	20.76%	Record

	The Bank of New York Mellon One Wall Street, 6th Floor New York, NY 10286	16,772,118	9.00%	Record

	Morgan Stanley 333 W. 34th St., 3rd Fl. New York, NY 10001	15,799,457	8.48%	Record

	First Trust Portfolios L.P. 120 E. Liberty Dr., Suite 400 Wheaton, IL. 60187	14,034,248	7.68%	Beneficial*

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 222 Broadway Mailzone NY3-222-12-05 New York, NY 10038	12,089,678	6.49%	Record

	National Financial Services LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	11,407,234	6.12%	Record

Growth Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
	The Bank of New York Mellon One Wall Street, 6th Floor New York, NY 10286	2,692,852	11.62%	Record

	First Trust Portfolios L.P. 120 E. Liberty Dr., Suite 400 Wheaton, IL. 60187	2,366,377	10.49%	Beneficial**

	DST Systems, Inc. 333 W. 11th Street, 5th Fl. Kansas City, MO 64105	2,775,555	9.23%	Beneficial***

First Clearing, LLC R4057-016 PO Box 50015 Roanoke, VA 24040-5015	1,873,466	8.08%	Record

Morgan Stanley 333 W. 34th St., 3rd Fl. New York, NY 10001	1,568,082	6.77%	Record

Charles Schwab & Co., Inc. PO Box 64930 Phoenix, AZ 85082-4930	1,468,459	6.34%	Record

Relative Value Partners, LLC 1033 Skoikie Blvd., Suite 470 Northbrook, IL 60062	1,602,615	5.33%	Beneficial****

Merrill Lynch, Pierce, Fenner & Smith, Inc. 222 Broadway Mailzone NY3-222-12-05 New York, NY 10038	1,208,095	5.21%	Record

TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	1,165,110	5.03%	Record

*Based on SC13G filing made with the SEC on January 29, 2013.

**Based on SC 13G filing made with the SEC on January 10, 2013.

***Based on SC13D filing made with the SEC as of December 29, 2011.

****Based on SC13G filing made with the SEC as of February 9, 2012.

The Growth Fund opted into the Maryland Control Share Acquisition Act (the “MCSAA”). Subsequent to the Growth Fund’s opt in, the SEC issued a no-action letter that raises questions regarding whether opting in to the MCSAA is consistent with Section 18(i) of the 1940 Act. The Growth Fund is evaluating this letter and is determining what impact, if any, the letter has on the Fund and its ability to rely on the MCSAA.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds’ Trustees/Directors and officers and persons who own more than ten percent of the Funds’ outstanding shares and certain officers and directors of the Funds’ investment advisors (collectively, “Section 16 reporting persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds’ knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2012, with one exception. One late Form 4 filing occurred in 2012 for Trustee Richard Lowry regarding multiple sales of shares of Equity Fund.

OTHER INFORMATION

The December 31, 2012 Annual Report for each Fund was mailed to shareholders prior to this proxy statement. You may obtain an additional copy of the Annual Report and/or the semi-annual report for each Fund dated June 30, 2012, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the SEC’s proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds’ proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2014 Annual Meetings must be received by the Funds on or before February 28, 2014. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as Trustee/Director at a Fund’s 2014 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Fund no earlier than January 30, 2014 and no later than February 28, 2014. If the date of the 2014 Annual Meetings are held before July 30, 2014 or after September 28, 2014, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made. The proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in the applicable Fund’s Restated By-laws. The chairperson of the Annual Meetings may refuse to acknowledge any proposal or nomination that does not meet the legal and By-law requirements.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The persons named as proxies for the 2013 Annual Meetings will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One Financial Center, 15th Floor Boston, MA on August 29, 2013

Please detach at perforation before mailing.

PROXY	LIBERTY ALL-STAR EQUITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 29, 2013	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Equity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts on Thursday, August 29, 2013 at 9:00 a.m. EST., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature and Title, if applicable

Signature (if held jointly)

Date                                                                      EQU_24625_061713

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on August 29, 2013.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/lib-24625

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote, in their discretion on any other business as may properly come before the Meeting or any adjournment(s).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees recommends a vote “FOR” all the nominees listed.

1. To Elect (3) Trustees of the Fund:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. Richard W. Lowry 02. John J. Neuhauser 03. Richard C. Rantzow	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EQU_24625_061713